UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549
                                ____________

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 18, 2004
         ___________________________________________________________

                                  IGI, INC.
             (Exact Name of Registrant as Specified in Charter)
         ___________________________________________________________

            Delaware                001-08568             01-0355758
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
       of Incorporation)           File Number)      Identification Number)

                             105 Lincoln Avenue
                           Buena, New Jersey 08310
             (Address of Principal Executive Offices) (Zip Code)

                               (856) 697-1441
            (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

      On November 18, 2004, IGI, Inc. (the "Company") entered into an amendment to (i) the License and Supply Agreement, dated as of December 2, 1992 and amended on August 26, 1994, between the Company and Estee Lauder Inc. ("Estee Lauder"), and (ii) the Purchase Agreement, dated September 29, 1993, between the Company and Estee Lauder. Estee Lauder is the Company's largest customer.

      The amendment, among other things:

      (1) Grants to Estee Lauder (i) a non-exclusive, worldwide, royalty-bearing sublicense of the Company's rights under certain patents related to cosmetic products containing lipid vesicles (the "Products"), and (ii) the right to manufacture, or have manufactured, the Products.

      (2) Requires Estee Lauder to pay royalties to the Company equal to $5 per kilogram of Product manufactured by Estee Lauder; provided, however, that once Estee Lauder has paid $2,000,000 in royalties to the Company in any contract year, the royalty is reduced to $2 per kilogram for the remainder of the contract year.

      (3) Requires Estee Lauder to make a one-time payment of $100,000 to the Company for the right to fabricate equipment capable of manufacturing the Products.

      (4) Requires the Company, in 2005, to exercise a $1,000,000 option to extend for ten years the Company's exclusive license to certain lipid vesicle technology pursuant to the License Agreement, dated December 13, 1995, between one of the Company's subsidiaries and Micro-Pak, Inc.

      The amendment, dated November 18, 2004, is effective as of July 1, 2004.

      The amendment, and the Company's press release announcing the amendment, are attached hereto as Exhibits 10.1 and 99.1, respectively, and are hereby incorporated by reference.

Item 9.01  Financial Statements and Exhibits.

      (c)   Exhibits

            10.1 Amendment of License and Supply Agreement, dated as of November 18, 2004, between IGI, Inc. and Estee Lauder Inc.

            99.1  IGI, Inc. Press Release dated November 18, 2004.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IGI, INC.

                                       By:  /s/ Frank Gerardi
                                            -------------------------------
                                            Frank Gerardi
                                            Chairman & Chief Executive
                                            Officer

Date:  November 23, 2004


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                                EXHIBIT INDEX
                                -------------

Exhibit
Number      Description
-------     -----------

10.1 Amendment of License and Supply Agreement, dated as of November 18, 2004, between IGI, Inc. and Estee Lauder Inc.

99.1        IGI, Inc. Press Release dated November 18, 2004.


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